Exhibit 99.1
Investor Presentation January 2023

Disclaimer All statements other than statements of historical facts included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward - looking statements .. These statements are based on management’s current expectations, assumptions, estimates and beliefs .. Although we believe that we have a reasonable basis for forward - looking statements contained herein, we caution you that they are based on current expectations about future events affecting us and are subject to risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that may cause our actual results to differ materially from those expressed or implied by forward - looking statements in this presentation .. These potential risks and uncertainties that could cause actual results to differ materially from those described in forward - looking statements include, without limitation, uncertainties regarding the duration and severity of the COVID - 19 pandemic and its impact on our business or the economy ; the impact of general macroeconomic conditions ; the reduced physician fee and ASC facility fee reimbursement rate finalized by CMS for 2022 and 2023 for procedures utilizing the Company’s iStent family of products and its impact on our U .. S .. combo - cataract glaucoma revenue ; our ability to continue to generate sales of our commercialized products and develop and commercialize additional products ; our dependence on a limited number of third - party suppliers, some of which are single - source, for components of our products ; the occurrence of a crippling accident, natural disaster, pandemic or other disruption at our primary facility, which may materially affect our manufacturing capacity and operations ; securing or maintaining adequate coverage or reimbursement by government or third - party payors for procedures using the iStent ®, the iStent inject® W , iAccess , iPRIME, iStent infinite, our corneal cross - linking products or other products in development ; our ability to properly train, and gain acceptance and trust from, ophthalmic surgeons in the use of our products ; our ability to compete effectively in the highly competitive and rapidly changing medical device industry and against current and future technologies (including MIGS technologies) ; our compliance with federal, state and foreign laws and regulations for the approval and sale and marketing of our products and of our manufacturing processes ; the lengthy and expensive clinical trial process and the uncertainty of timing and outcomes from any particular clinical trial or regulatory approval processes ; the risk of recalls or serious safety issues with our products and the uncertainty of patient outcomes ; our ability to protect, and the expense and time - consuming nature of protecting, our intellectual property against third parties and competitors and the impact of any claims against us for infringement or misappropriation of third party intellectual property rights and any related litigation ; and our ability to service our indebtedness .. These and other known risks, uncertainties and factors are described in detail under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2022 , which was filed with the SEC on November 4 , 2022 .. Our filings with the SEC are available in the Investor Section of our website at www .. glaukos .. com or at www .. sec .. gov .. In addition, information about the risks and benefits of our products is available on our website at www .. glaukos .. com .. All forward - looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements .. You are cautioned not to place undue reliance on the forward - looking statements in this presentation, which speak only as of the date hereof .. We do not undertake any obligation to update, amend or clarify these forward - looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities law .. © 2023 Glaukos Corporation 2

WE’LL GO FIRST Innovation is at the core of everything we do. At Glaukos, we push the limits of science and technology to solve unmet needs in chronic eye diseases. © 2023 Glaukos Corporation 3

Our Core Strategy 1. BIG IDEAS 2. SIGNIFICANT CLINICAL NEED 3. SPECIALIZED R&D TEAMS 4. EXPERIENCED SALES ORGANIZATION 5. PROVEN MARKET BUILDER 6. EFFICIENT GLOBAL OPERATIONS Designed to drive long - term growth and value creation © 2023 Glaukos Corporation 4

NEW R&D PROGRAMS 2022: Strong execution, performance and milestone achievement despite headwinds • Completed iLution DED and presbyopia Phase 2a trials • Advanced several pre - clinical R&D programs • New HQ, cornea innovation center and novel hybrid pharma mfg facility • Expanded infrastructure and systems CORE FRANCHISES NEAR - TERM PIPELINE • Global MIGS leadership and execution • iLink commercial performance and market development • International growth and scale • Launched iAccess, iPRIME and iStent infinite • Positive iDose TR Phase 3 topline data; NDA filing in early 2023 GLOBAL OPERATIONS © 2023 Glaukos Corporation 5

2023:
Continued progress to advance our strategy

Expanding Core Offering & Potential

CORE FRANCHISES

- Develop standalone MIGS market
- Combo-cataract execution
- International glaucoma, iLink market-building initiatives take hold

New Pharma Programs on Deck

NEAR-TERM PIPELINE

- Early 2023 iDose NDA submission; YE 2023 approval targeted
- iLution DED Phase 2b clinical trial
- Epioxa Phase 3 confirmatory clinical trial

Next-Gen Innovations Move to Clinic

NEW R&D PROGRAMS

- Multiple IND/IDE filings planned (glaucoma and other programs)
- Commence trials for iLution TR (Ph2a), iStent infinite (label expansion) and Retina XR (1st in humans)

Preparing for Future Growth

GLOBAL OPERATIONS

- Pharma lab buildout for targeted 2024 iDose TR commercialization
- Global talent and expertise

© 2023 Glaukos Corporation 6

GLAUKOS
TRANSFORMING VISION

GLAUCOMA

Topical medications are the dominant treatment plan for the roughly 18M US eyes[1] affected by glaucoma and ocular hypertension

Research[2] shows that

>90% of patients are non-compliant with topical medication use & **~50%** purposely discontinue their medication within 6 months

High rates of non-compliance and non-adherence to topical medications contribute to disease progression

The conventional glaucoma patient journey is being re-examined


1 topical med
2 topical meds
3+ topical meds
SLT + topical meds
Filtering surgery
Aqueous shunt
Marked by long recovery periods, serious complications and high failure rates

Landmark glaucoma studies show that

- Even patients diagnosed and treated with topical medication regimens can suffer significant disease progression[3]
- Early surgical intervention can slow disease progression more effectively than medical therapy[4]

The current "meds-first, give-ground" disease progression algorithm must be challenged

© 2023 Glaukos Corporation 7

INTERVENTIONAL GLAUCOMA Proactive glaucoma management via predictive diagnostics, active patient monitoring and procedural intervention earlier in the treatment paradigm to: • Improve patient management • Preserve visual function • Slow disease progression • Reduce or eliminate the need for topical medications and/or invasive incisional surgery Interventional Glaucoma represents Glaukos’ founding promise to radically alter the conventional treatment algorithm MIGS therapies safely and effectively slow the progression of glaucoma and reduce drug burden Targets 24/7 foundational IOP control with minimal side effects or drawbacks 1 2 Benign nature of MIGS therapies compels surgeons to consider Interventional Glaucoma therapy far earlier 3 Improved quality of life for glaucoma patient © 2023 Glaukos Corporation 8 invested in R&D since 2018 5 distinct platforms generating disruptive, dropless innovations across 3 franchises $400M 14 Disclosed pipeline programs in 2023 vs. 4 in 2015 invested in R&D since 2018 OUR BIG IDEAS Develop novel dropless therapies to disrupt legacy topical eye drop therapies plagued by rampant patient non - adherence © 2023 Glaukos Corporation 9

INTERVENTIONAL GLAUCOMA

GLAUKOS
TRANSFORMING VISION

With the only comprehensive glaucoma portfolio

- Trabecular Bypass
- Goniotomy
- Viscodelivery
- Sustained-Release
- Subconjunctival

Glaukos is uniquely positioned to address this important unmet need and lead development of the Interventional Glaucoma opportunity

iStent inject W

Creates 2 pathways for fluid outflow; wider flange enhances ease of use and visibility



iStent infinite

Creates 3 pathways for up to 240° of powerful fluid outflow coverage; failed prior medical and surgical therapy



Combo-Cataract | Standalone

Combo-Cataract or Standalone

iDose TR

Designed to provide 24/7, long-duration, sustained release of travoprost directly into the anterior chamber



Phase 3

iAccess Precision Blade

Precision blade designed to cut trabecular meshwork tissue



iPRIME VISCODELIVERY SYSTEM

Viscoelastic delivery system designed to deliver exceptional surgical control and precision



PRESERFLO MICROSHUNT

Ab-externo subconjunctival device



Customized therapy based on disease stage severity

iDose TR and PreserFlo are not approved by the FDA; iAccess and iPRIME have not been cleared by the FDA to reduce IOP in the treatment of glaucoma

© 2023 Glaukos Corporation 10

iStent infinite®



First-ever micro-invasive implantable device for standalone glaucoma treatment

CLINICAL TRIAL RESULTS[5]

76% *of subjects achieved* ***20% or greater reduction in mean IOP*** *on same or lower medication burden*

≥50% *of subjects achieved* ***30% or greater reduction in mean IOP***

Most difficult to treat patients with average of 3.1 IOP-lowering medications at baseline who had already failed on average of 2 prior glaucoma surgeries

- Three micro-stents providing up to 240° of sustained, 24/7 outflow
- Pivotal trial results confirm highly favorable efficacy and safety profile
- FDA cleared in 2022; phased US launch underway
- Supported by decades-long track record of successful iStent technology use in combo-cataract procedures

20+	250+	1 Million+
Years of iStent clinical experience	Peer-reviewed publications on iStent technology	iStent devices implanted worldwide

iStent infinite indicated for use in patients with primary OAG uncontrolled on prior medical and surgical therapy; 510(k) clearance August 2022

© 2023 Glaukos Corporation 11

Designed to address ubiquitous patient non - adherence to and chronic side effects associated with topical medications by providing 24/7, long - duration, robust efficacy with minimal side effects The next major addition to the Interventional Glaucoma arsenal • Designed to provide longest - duration intracameral pharmaceutical; secure and anchored design; facile implantation and exchange • Membrane elutes specially formulated travoprost, a commonly prescribed topical prostaglandin, providing 100% compliance • Pre - NDA submission meetings with FDA now complete • Planned NDA submission in Q1 2023; targeted FDA approval by YE 2023 • Estimated annual US opportunity of 3M eyes 6 Minimally - invasive implant designed to deliver proprietary formulation of travoprost © 2023 Glaukos Corporation 12 iDose TR is not approved by the FDA

iDose® TR



GLAUKOS
TRANSFORMING VISION

In 2 pivotal trials, iDose TR fast- and slow-release doses achieved pre-specified primary efficacy endpoints as agreed upon with US FDA (non-inferiority to topical timolol through 3 months)

Positive Phase 3 trial results expected to support upcoming NDA submission for slow-release iDose TR

Phase 3 data shows robust primary efficacy


IOP REDUCTIONS FROM BASELINE OBSERVED DURING FIRST 3 MONTHS[1]
IOP Reductions from Baseline (mmHg)
9.0
8.5
8.0
7.5
7.0
6.5
8.5
6.6
7.7
6.5
8.4
6.7
7.2
6.8
GC-010
GC-012
Slow-release iDose TR
Timolol 0.5% BID

- 1,150 subjects randomized across both Phase 3 trials
- Mean baseline IOP of ~24 mmHg in each study
- ~81% of slow-release iDose TR subjects had open-angle glaucoma; 19% ocular hypertension
- 67% of slow-release iDose TR subjects were on at least 1 IOP-lowering medication at screening, including 23% of subjects that were on 2 or more

1 mmHg range represents IOP reduction means across the six U.S. FDA pre-specified timepoints of 8AM and 10AM at Day 10, Week 6 and Month 3 ; IDose TR is not approved by the FDA

© 2023 Glaukos Corporation 13

Phase 3 and Phase 2b data validates long duration of iDose TR iDose TR: The data that matters to doctors, patients and payors AT 12 MONTHS AT 24 MONTHS AT 36 MONTHS PH 3 93% Percentage of slow - release iDose TR subjects well - controlled on the same or fewer IOP - lowering topical medications PH 2B 92% 72% 69% of slow - release iDose TR subjects in the Phase 3 trials were completely free of IOP - lowering topical medications at 12 months 81% © 2023 Glaukos Corporation 14 iDose TR is not approved by the FDA

GC - 009 Timolol 0.5% BID Slow - release iDose TR % PATIENTS WELL CONTROLLED ON THE SAME OR FEWER TOPICAL IOP - LOWERING MEDS IN PHASE 2B TRIAL AT 3 YEARS Phase 2b: iDose TR arm controls IOP in more patients vs eyedrop arm at 3 years 69% 45% 2,190 eye drops administered per eye per 3 - yr protocol in Phase 2b control arm vs one administration of iDose TR vs 2,190 1 © 2023 Glaukos Corporation 15 iDose TR is not approved by the FDA

Phase 3 and Phase 2b data confirm iDose TR’s highly favorable safety profile iDose TR: The data that matters to doctors, patients and payors iDose TR Topical PGAs Ph 3 Trials 1 Year Ph 2b Trial 3 Years No adverse events of periorbital fat atrophy Up to 70% incidence Very low or no conjunctival hyperemia 30% - 50% incidence No adverse events of corneal endothelial cell loss Very low or no incidence of iris color change ~20% incidence © 2023 Glaukos Corporation 16 iDose TR is not approved by the FDA

• Prospective, multi - center trial to evaluate safety of exchange procedure • Study enrolled 33 subjects previously implanted in iDose TR Phase 2b study • Subject’s study eye underwent surgical exchange with slow - release iDose TR model, with 12 - month follow - up • Average overall extended evaluation period of 5+ years Exchange study’s positive data set to be included in NDA to enable repeat dosing; targeted for FDA submission in Q1 2023 No clinically meaningful changes in corneal endothelial cell counts over 5+ years No patient in the exchange study exhibited adverse event of endothelial cell loss (≥30% loss) over extended evaluation period Exchange trial shows removal and replacement of iDose TR to be safe and well - tolerated 0 500 1000 1500 2000 2500 3000 Ph2b Baseline Ph2b 3 Years Re-dosing Baseline (4.2 Years) 2nd Dose 1 Year (5.2 Years) Corneal Endothelial Cell Density (cells/mm 2 ) © 2023 Glaukos Corporation 17 iDose TR is not approved by the FDA

iDose TR has potential to address rampant problem of patient non - compliance with topical glaucoma medications iDose TR is not approved by the FDA As part of the Phase 3 trials, in - office administration of iDose TR was successfully employed with various subjects across multiple sites with outcomes that were consistent with the Phase 3 trials In - office administration feasibility demonstrated Clinical trial data suggests long - duration efficacy In Phase 3 trials, 81% of subjects were completely free of IOP - lowering medications at 12 months while Phase 2b trial revealed favorable IOP control at 36 months Exchange trial suggests removal and replacement is safe and well - tolerated Clinical trial data suggests excellent safety profile Low or no incidence of troubling side effects that are common to topical IOP - lowering medications; no adverse events related to corneal endothelial cell loss Prospective, multi - center e xchange trial including 33 Phase 2b subjects demonstrated favorable safety profile at 12 months © 2023 Glaukos Corporation 18 iDose TR is not approved by the FDA

GLAUKOS
TRANSFORMING VISION

INTERVENTIONAL GLAUCOMA PORTFOLIO

Addressing the full range of glaucoma progression



Dropless Therapy
iStent
Micro-Scale
iDose
Sustained-Release
GLAUCOMA
Retina XR
Bio-Erodible IVT
RETINA
CORNEA
iLink
Bio-Activated
iLution
Eyelid Delivery

	PRODUCT	PATIENT	STATUS	
COMBO-CATARACT	iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract	Approved (2012 / 2018 / 2020)	
STANDALONE	iStent infinite	Glaucoma (failed on prior medical and surgical therapy)	FDA cleared	
STANDALONE	iStent infinite	Glaucoma (label expansion)	IDE planned	
STANDALONE	PreserFlo	Advanced-Refractory Glaucoma	OUS approved US IDE planned	
STANDALONE	iDose TR	OHT-Glaucoma	Phase 3 trials completed	
STANDALONE	iDose TREX	OHT-Glaucoma	Pre-clinical	
STANDALONE	iDose ROCK	OHT-Glaucoma	Pre-clinical	
STANDALONE	iLution Travoprost	OHT-Glaucoma	IND submitted	
	iAccess	Precision Goniotomy	FDA cleared	
	iPRIME	Viscodelivery	FDA cleared	

iAccess and iPRIME have not been cleared by the FDA to reduce IOP in the treatment of glaucoma

© 2023 Glaukos Corporation 19

iLINK PLATFORM Bio - activated corneal cross - linking therapy for keratoconus, a sight - threatening, life - altering disease with typical onset in adolescence First and only FDA - approved bio - activated pharmaceutical therapy shown to slow or halt progression of keratoconus. Without effective treatment, 1 in 5 progressive keratoconus patients may require corneal transplant. 7,8 73 98 of corneal grafts fail within 20 years and 30 years, respectively 7,8 & % % PRODUCT/ PROGRAM PATIENT STATUS Photrexa (Epi - off) Keratoconus Approved (2016) Epioxa (Epi - on) Keratoconus 1 st Phase 3 trial completed; 2 nd Phase 3 confirmatory trial underway iLink Third - Generation Keratoconus Phase 2 iVeena Keratoconus Phase 1 COMMERCIAL PRODUCTS & DISCLOSED PIPELINE PROGRAMS © 2023 Glaukos Corporation 20

- 1.0D Achieved primary efficacy outcome by demonstrating Kmax treatment effect of Well - tolerated procedure (majority of adverse events were mild and transient in nature; no change in corneal endothelial cell counts over course of trial) determined as prospectively defined least square mean Kmax change from baseline in treated arm vs. placebo arm at 6 months (p = 0.0004) 0.2D In treatment arm, Kmax improved compared to worsening in Kmax by 0.8D in placebo arm demonstrating ability of Epi - on to halt or reduce disease progression 98% After initial 6 - month follow - up, of placebo - randomized patients elected to cross - over to Epi - on treatment; for these patients, data showed Kmax improvement mean change of 0.3D at 6 months post - treatment Demonstrated ability to halt or reduce keratoconus progression (n=279 eyes) Epi - On is designed to reduce treatment time and complexity, improving patient comfort and recovery time Kmax is the point of highest corneal curvature, measured in Diopters (D) Epioxa (Epi - on) 1 st Phase 3 trial achieved primary endpoints © 2023 Glaukos Corporation 21 Epi - on is not approved by the FDA

iLUTION PLATFORM Transdermal dropless therapy with the potential to treat a variety of chronic eye diseases and disorders PRODUCT/ PROGRAM PATIENT STATUS iLution Dry Eye Dry Eye Phase 2 iLution Presbyopia Presbyopia Phase 2 iLution Blepharitis Demodex Blepharitis Pre - clinical iLution Travoprost OHT - Glaucoma IND submitted DISCLOSED PIPELINE PROGRAMS Lacrimal Function Unit: integrated system comprising the lacrimal glands, ocular surface (cornea, conjunctiva a nd meibomian glands) and lids, and the sensory and motor nerves that connect them. Potential target sites for iLution formulations Eyelid delivery offers potential for easier administration, faster onset of action, fewer side effects and other benefits vs prescription eye drops used to treat dry eye disease and other conditions, contributing to better compliance. © 2023 Glaukos Corporation 22

- 8.5 - 8.2 Trial demonstrated excellent safety and tolerability • 98% of patients completed the trial • No ocular adverse events occurring at incidence of 5% or greater Improvement in the quality of tear film (tear break - up time sign) with corresponding improvement in quality of vision (reduction in blurred vision symptom) was observed The topline trial outcome provides promising early read - out on potentially differentiated efficacy of iLution dropless therapy for dry eye disease iLution Dry Eye (GLK - 301) Phase 2a Trial: 218 dry eye patients were studied for 28 days with additional 14 - day safety follow - up ~55 patients/arm in each of the 3 doses of GLK - 301 vs placebo GLK - 301 Phase 2a first - time - in - human results show promise to progress to 2023 Phase 2b trial GLK-301A Placebo 43% 22% TEAR BREAK - UP TIME, PERCENT CHANGE FROM BASELINE AT DAY 28 GLK-301A Placebo BLURRED VISION IMPROVEMENT IN VAS CHANGE FROM BASELINE AT DAY 28 27 19 © 2023 Glaukos Corporation 23 © 2023 Glaukos Corporation 23 iLution Dry Eye is not approved by the FDA

RETINA XR PLATFORM Addressing the significant drawbacks of conventional therapies for retinal diseases PRODUCT/ PROGRAM PATIENT STATUS IVT Multi - Kinase Inhibitor AMD, DME, RVO Pre - clinical IVT Triamcinolone DME Pre - clinical DISCLOSED PIPELINE PROGRAMS Targeting biodegradable, small - molecule implant with sustained efficacy, designed to address shortcomings of conventional injections that impose tremendous treatment burdens on patients and contribute to lack of compliance 28 Million People 89 % AMD & Diabetic Eye Disease In the US, retinal disease affects approximately 28M people; AMD and diabetic eye disease make up 89% of this patient population 10 Monthly or bi - monthly anti - VEGF injections are standard of care for AMD, DME and RVO but studies show that 39% of patients are lost to follow - up within 2 years 9 © 2023 Glaukos Corporation 24

- 8.5 - 8.2 Retina XR: Data supports expedited first - time - in - human trial in 2023 20+ months of vascular leakage prevention in rabbit model of AMD IVT multi - kinase inhibitor continues to demonstrate robust and durable effect in vivo 0 5 10 15 20 25 30 35 40 0 100 200 300 400 500 600 700 Vascular Leakage Score Days Placebo Implant 2 MKI Implants 1 MKI Implant © 2023 Glaukos Corporation 25

Attractive financial profile provides solid foundation NET SALES 1 ( in millions ) 2015 TTM 3Q 22 $72 $285 MARGINS 75% 84% 2014 GROSS MARGIN 2 2022 $371 $104 2015 2022 CASH AND EQUIVALENTS 3 (in millions) 20%+ 7YR CAGR SALES MIX Q3 2015 Q3 2022 US Glaucoma Corneal Health Int’l Glaucoma © 2023 Glaukos Corporation 26 1 Trailing 12 months as of 9/30/2022; 2 FY2014 GAAP and non - GAAP gross margin (75%); Q3 2022 GAAP gross margin of 76% was adjus ted for certain Avedro merger - related accounting and other adjustments - see Appendix for details; 3 2015 as of 6/30, 2022 as of 9/30

Efficient, scalable global platform supports growth 2015 2023 65 275+ GLOBAL COMMERCIAL PERSONNEL COUNTRIES WITH DIRECT SALES 2014 2 2023 17 Complemented by distributor and hybrid models in 35 additional countries NEW STATE - OF - THE - ART HYBRID PHARMACEUTICAL MANUFACTURING FACILIT Y © 2023 Glaukos Corporation 27

OUR CURRENT PORTFOLIO



Dropless Therapy
iStent
Micro-Scale
iDose
Sustained-Release
iLink
Bio-Activated
iLution
Eyelid Delivery
Retina XR
GLAUCOMA
CORNEA
RETINA

Disrupting treatment paradigms with dropless therapies that address important needs

PRODUCT	PATIENT
GLAUCOMA	
iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract
iStent infinite	Glaucoma Standalone (failed on prior therapy)
CORNEA	
Photrexa (Epi-off)	Keratoconus
OTHER SURGICAL	
iAccess	Precision Goniotomy
iPRIME	Viscodelivery

GLAUKOS TRANSFORMING VISION



14 disclosed pipeline programs across 5 distinct platforms

© 2023 Glaukos Corporation 28

OUR FUTURE PORTFOLIO


Dropless Therapy
iStent
Micro-Scale
iDose
Sustained-Release
iLink
Bio-Activated
iLution
Eyelid Delivery
Retina XR
Bio-Erodible IVT
GLAUCOMA
CORNEA
RETINA

Disrupting treatment paradigms with dropless therapies that address important needs

PRODUCT	PATIENT
GLAUCOMA	
iStent / iStent inject / iStent inject W	Mild-to-Moderate Glaucoma with Cataract
iStent infinite	Glaucoma Standalone (failed on prior therapy)
iStent infinite	Glaucoma Standalone (label expansion)
PreserFlo	Advanced-Refractory Glaucoma Standalone
iDose TR	OHT-Glaucoma Standalone
iDose TREX	OHT-Glaucoma Standalone
iDose ROCK	OHT-Glaucoma Standalone
iLution Travoprost	OHT-Glaucoma
CORNEA	
Photrexa (Epi-off)	Keratoconus
Epioxa (Epi-on)	Keratoconus
iLink Third-Generation	Keratoconus
iVeena	Keratoconus
iLution Dry Eye	Dry Eye
iLution Presbyopia	Presbyopia
iLution Blepharitis	Demodex Blepharitis
RETINA	
IVT Multi-Kinase Inhibitor	AMD, DME, RVO
IVT Triamcinolone	DME
OTHER SURGICAL	
iAccess	Precision Goniotomy
iPRIME	Viscodelivery

GLAUKOS
TRANSFORMING VISION



Advancing existing and currently undisclosed platforms and programs

© 2023 Glaukos Corporation 29

Appendix Amort. of Stock-based Dev Tech Comp Exp on 3Q 2022 GAAP Intangibles Replacement 3Q 2022 Non-GAAP Gross Margin Awards Gross Margin Net Sales 71,269 $ 71,269 $ COGS 16,861 $ (5,523) $ (13) $ 11,325 $ Gross Profit 54,408 $ 5,523 $ 13 $ 59,944 $ Gross Margin 76% 84% GAAP to Non-GAAP Reconciliation - 3Q 2022 © 2023 Glaukos Corporation 31

References

1 Based on company analysis of Market Scope, Medicare Claims and IMS Health Compliance data

2 Nordstrom BL, Friedman DS, Mozaffari E, Quigley H, Walker AM. Persistence and adherence with topical glaucoma therapy. Am J Ophthalmol. 2005;140(4): 598-606

3 Malihi M, Moura, Filho ER, Hodge DO, Sit AJ. Long-term trends in glaucoma-related blindness in Olmsted County, MN Ophthalmology. 2014;121(1):134–41

4 Lichter PR, Musch DC, Gillespie BW, et al. Interim clinical outcomes in the Collaborative Initial Glaucoma Treatment Study comparing initial treatment randomized to medications or surgery. Ophthalmology. 2001;108(11):1943-1953

5 US IDE open-label, single-arm study in a standalone procedure; 72 subjects, including 61 with OAG uncontrolled by prior surgery and 11 uncontrolled by maximally tolerated medical therapy

6 Market opportunity estimates based on Glaukos algorithm of physician preference and combination therapy, utilization; assumes full product portfolio availability to physician, except pre-clinical products (iDose TREX, iDose Rock, etc)

7 Pramanik S, Musch DC, Sutphin JE, Farjo AA. Extended long-term outcomes of penetrating keratoplasty for keratoconus. Ophthalmology. 2006;113(9):1633-1638

8 Maharana PK, Agarwal K, Jhanji V, Vajpayee RB. Deep anterior lamellar keratoplasty for keratoconus: a review. Eye Contact Lens. 2014;40(6):382-389

9 Long-term Experience With Intravitreal Anti-VDGF Treatment in Patients with AMD: Analysis of IRIS Registry Database (presented at 39th Annual Meeting of the American Society of Retina Specialists by Theodore Leng, MD)

10 Market Scope, 2019

© 2023 Glaukos Corporation 32